FILE NO. 2-92487
                                                                        811-4078

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|


                  PRE-EFFECTIVE AMENDMENT NO. __                           |_|


                  POST-EFFECTIVE AMENDMENT NO. 27                          |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|



                  AMENDMENT NO. 29                                         |X|


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                          SELIGMAN FRONTIER FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                 REGISTRANT'S TELEPHONE NUMBER: 212-850-1864 OR
                             TOLL-FREE 800-221-2450

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                            THOMAS G. ROSE, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                    +(NAME AND ADDRESS OF AGENT FOR SERVICE)

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         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK THE
         APPROPRIATE BOX).


|_|   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485


|_|   ON      (DATE)       PURSUANT TO PARAGRAPH (B) OF RULE 485
         ----------------

|X|   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485

|_|   ON      (DATE)       PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
         ----------------

|_|   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

|_|   ON      (DATE)       PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
         ----------------


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                                                       SELIGMAN

                                                                        FRONTIER
                                                                      FUND, INC.

The Securities and Exchange Commission has Neither Approved Nor Disapproved This Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.


EQFR1 6/99


                                   PROSPECTUS

                                  JUNE 1, 1999


                                 SEEKING GROWTH

                                IN CAPITAL VALUE

                               THROUGH INVESTMENTS

                                IN SMALL-COMPANY

                                  GROWTH STOCKS



                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

                                TABLE OF CONTENTS

THE FUND

      INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES    1
      PRINCIPAL RISKS    2

      PAST PERFORMANCE    3
      FEES AND EXPENSES    4
      MANAGEMENT    5
      YEAR 2000    6

SHAREHOLDER INFORMATION

      DECIDING WHICH CLASS OF SHARES TO BUY    7
      PRICING OF FUND SHARES    9

      OPENING YOUR ACCOUNT    9
      HOW TO BUY ADDITIONAL SHARES    10
      HOW TO EXCHANGE SHARES BETWEEN

        THE SELIGMAN MUTUAL FUNDS    11
      HOW TO SELL SHARES    11
      IMPORTANT POLICIES THAT MAY AFFECT

        YOUR ACCOUNT    12

      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    13
      TAXES    13
      THE SELIGMAN MUTUAL FUNDS    14

FINANCIAL HIGHLIGHTS    15
HOW TO CONTACT US    17

FOR MORE INFORMATION    BACK COVER

TIMES CHANGE ... VALUES ENDURE

THE FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Fund seeks growth of capital. Income may be considered but is incidental to the Fund's investment objective.

The Fund uses the following strategies to pursue its objective of growth of capital:

The Fund generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Fund maintains a disciplined investment process that focuses on downside risks as well as upside potential. The Fund avoids "fad" stocks and those it considers overly expensive or unusually volatile. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:

      o  Positive operating cash flows

      o  Management ownership

      o  A unique competitive advantage

      o  Historically high returns on capital

SMALL COMPANIES:
COMPANIES WITH MARKET CAPITALIZATIONS, AT THE TIME OF PURCHASE BY THE FUND, OF $1.25 BILLION OR LESS.

The Fund generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Fund generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes they offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in USdollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

As a defensive measure, the Fund may also invest up to 35% of its total assets in fixed-income securities issued or guaranteed by the US government (such as treasury bills, notes and bonds), its agencies, instrumentalities, or authorities; highly-rated corporate debt securities; and certificates of deposit. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Fund's principal strategies and could prevent the Fund from achieving its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its total assets in foreign securities which are held directly (which does not include ADRs). The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may change its principal strategies, including the definition of "small company," if the Fund's Board of Directors believes doing so is consistent with the Fund's objective of growth in capital.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor larger, well-known companies over small, lesser-known companies.

The Fund seeks to reduce the risks of investing in small company stocks by adhering to its disciplined investment process, and by diversifying its investments typically among more than 100 stocks and avoiding concentration in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent that the Fund invests some of its assets in higher-risk securities, such as illiquid securities, foreign securities, or options, it may be subject to higher price volatility. The Fund may lose money if it lends its securities and the borrower does not return them.

The Fund may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate results in correspondingly greater transaction costs and a possible increase in short-term capital gains and losses. This may increase the Fund's expenses and it may have tax consequences for investors in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to three widely-used measures of small company stock performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available.


Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

[The following table represents a chart in the printed piece]

1989      28.13%
1990      -9.03%
1991      49.63%
1992      15.99%
1993      26.30%
1994       7.01%
1995      36.43%
1996      11.26%
1997      17.83%
1998      -2.24%


Best calendar quarter return: 23.43% - quarter ended 12/31/92
Worst calendar quarter return: -23.39% - quarter ended 9/30/90

Class A annual total return for the quarter ended 3/31/99 was %

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                               CLASS B                 CLASS D
                                         ONE        FIVE        TEN        SINCE INCEPTION         SINCE INCEPTION
                                        YEAR        YEARS      YEARS           4/22/96                 5/3/93
                                       -------     -------    -------    -------------------     -------------------
Class A                                 -6.90%      12.24%     16.37%             --                     --
Class B                                 -7.79         n/a        n/a            3.79%                    --
Class D                                 -3.91       12.31        n/a              --                   16.09%
Russell 2000 Index                      -2.55       11.86      12.92            8.88(1)                13.54(2)
Russell 2000 Growth Index                1.23       10.22      11.54            4.25(1)                12.39(2)
Lipper Small Cap Funds Average          -0.31       12.87      14.98            8.66(1)                14.41(2)


The Russell 2000 Index, Russell 2000 Growth Index, and the Lipper Small Cap Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Average does not reflect any sales charges and the Russell Indices do not reflect any fees or sales charges. The Russell 2000 Index measures the performance of small-cap stocks, the Russell 2000 Growth Index measures the performance of small-cap growth stocks, and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund.
(1) From April 30, 1996.
(2) From April 30, 1993.

--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES                                                       Class A      Class B      Class C      Class D
----------------                                                       -------      -------      -------      -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) .....................................      4.75%(1)      none           1%         none

Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  on Redemptions (as a % of original purchase price or
  current net asset value, whichever is less) ....................       none(1)        5%           1%           1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR 1998
---------------------------------------------------
(as a percentage of average net assets)

Management Fees ..................................................       .93%.         93%         .93%         .93%
Distribution and/or Service (12b-1) Fees .........................       .23%        1.00%        1.00%        1.00%
Other Expenses ...................................................       .31%         .31%         .31%         .31%
                                                                                     -----        -----        -----
Total Annual Fund Operating Expenses .............................      1.47%        2.24%        2.24%        2.24%
                                                                                     =====        =====        =====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

--------------------------------------------------------------------------------
MANAGEMENT FEES:

FEES PAID OUT OF FUND ASSETS TO THE INVESTMENT MANAGER TO COMPENSATE IT FOR MANAGING THE FUND.

12B-1 FEES:

FEES PAID BY EACH CLASS, PURSUANT TO A PLAN ADOPTED BY THE FUND UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE PLAN ALLOWS EACH CLASS TO PAY DISTRIBUTION AND/OR SERVICE FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES AND FOR PROVIDING SERVICES TO SHAREHOLDERS.

OTHER EXPENSES:

MISCELLANEOUS EXPENSES OF RUNNING THE FUND, INCLUDING SUCH THINGS AS TRANSFER AGENCY, REGISTRATION, CUSTODY, AND AUDITING AND LEGAL FEES.
--------------------------------------------------------------------------------

Example
-------

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                      1 YEAR        3 YEARS      5 YEARS     10 YEARS
                       -----        -------      -------      -------
Class A                $617         $ 918        $1,240        $2,149
Class B                 727         1,000         1,400         2,381+

Class C                 425           793         1,288         2,649

Class D                 327           700         1,200         2,575

If you did not sell your shares at the end of each period, your expenses would be:

                      1 YEAR        3 YEARS      5 YEARS     10 YEARS
                       -----        -------      -------      -------
Class A                $617          $918        $1,240        $2,149
Class B                 227           700         1,200         2,381+

Class C                 325           793         1,288         2,649

Class D                 227           700         1,200         2,575

+ Class B shares will automatically convert to Class A shares after eight years.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

The Fund's manager is J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $ billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 1998, of approximately $9.4 billion.


The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. The fee paid by the Fund to Seligman for the Fund's fiscal year ended September 30, 1998, was equal to an annual rate of .93% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
AFFILIATES OF SELIGMAN:

SELIGMAN ADVISORS, INC. (SELIGMAN ADVISORS):
THE FUND'S GENERAL DISTRIBUTOR; RESPONSIBLE FOR ACCEPTING ORDERS FOR PURCHASES AND SALES OF FUND SHARES.

SELIGMAN SERVICES, INC.:
A LIMITED PURPOSE BROKER/DEALER; ACTS AS THE BROKER/DEALER OF RECORD FOR SHAREHOLDER ACCOUNTS THAT DO NOT HAVE A DESIGNATED FINANCIAL ADVISOR.

SELIGMAN DATA CORP. (SDC):
THE FUND'S SHAREHOLDER SERVICE AGENT; PROVIDES SHAREHOLDER ACCOUNT SERVICES TO THE FUND AT COST.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, has been Vice President and Portfolio Manager of the Fund since October 1, 1995. Mr. Mrakovcic joined Seligman in June 1992 as a Portfolio Assistant. He was named Vice President, Investment Officer on January 1, 1995, and Managing Director on January 1, 1996. Mr. Mrakovcic also co-manages Seligman Henderson Global Smaller Companies Fund; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Henderson Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the exchanges, markets, depositories, clearing agencies, or government or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY


Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other classes. When deciding which Class of shares to buy, you should consider, among other things:


   o  The amount you plan to invest.

   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
CLASS A

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     SALES CHARGE             REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      -------------------------         --------------------        ---------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o  Annual 12b-1 fee (for shareholder services) of up to 0.25%.
   o  No sales charge on reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CLASS B

   o  No initial sales charge on purchases.
   o  A declining CDSC on shares sold within 6 years of purchase:

   YEARS SINCE PURCHASE                            CDSC
   --------------------                            ----
   Less than 1 year                                  5%
   1 year or more but less than 2 years              4
   2 years or more but less than 3 years             3
   3 years or more but less than 4 years             3
   4 years or more but less than 5 years             2
   5 years or more but less than 6 years             1
   6 years or more                                   0


--------------------------------------------------------------------------------
   YOUR PURCHASE OF CLASS B SHARES MUST BE FOR LESS THAN $250,000, BECAUSE IF YOU INVEST $250,000 OR MORE, YOU WILL PAY LESS IN FEES AND CHARGES IF YOU BUY ANOTHER CLASS OF SHARES.
--------------------------------------------------------------------------------


   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
   o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                                              REGULAR DEALER
                                            SALES CHARGE             SALES CHARGE               DISCOUNT
                                               AS A %               AS A % OF NET               AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      -------------------------         --------------------        ---------------          --------------
      Less than $100,000                        1.00%                    1.01%                    1.00%
      $100,000 - $249,999                       0.50                     0.50                     0.50
      $250,000 - $1,000,000(1)                  0.00                     0.00                     0.00

     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

      o  A 1% CDSC on shares sold within eighteen months of purchase.

      o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A Shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   CLASS D*


      o  No initial sales charge on purchases.

      o  A 1% CDSC on shares sold within one year of purchase.

      o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.


         * Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account with SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED

To minimize the amount of CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman advisors before the close of business.


--------------------------------------------------------------------------------
NAV:

COMPUTED SEPARATELY FOR EACH CLASS BY DIVIDING THAT CLASS'S SHARE OF THE NET ASSETS OF THE FUND (I.E., ITS ASSETS LESS LIABILITIES) BY THE TOTAL NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT


The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy -- Class D."


--------------------------------------------------------------------------------
YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT
PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.
--------------------------------------------------------------------------------

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares. The required minimum initial investments are:

   o  Regular (non-retirement) accounts: $1,000

   o  For accounts opened concurrently with Invest-A-Check(R):
      $100 to open if you will be making monthly investments
      $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your Fund purchase, and any subsequent transactions in your account. You will also be sent at least annually, a statement detailing all your transactions in the Fund and all other Seligman funds you own. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU
      SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH
               MAY REQUIRE A SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-5051

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIXSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES BETWEEN THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-a-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.


See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es), which you should read and understand before investing. Some funds may not offer all Classes of shares.


HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may always send a written request to sell Fund shares. It may take longer to get your money if you send your request by mail.

You will need to guarantee your
signature(s) if the proceeds are:   (1) $50,000 or more;

                                    (2) to be paid to someone other
                                        than all account owners, or

                                    (3) mailed to other than your
                                        address of record.
--------------------------------------------------------------------------------

SIGNATURE GUARANTEE:

PROTECTS YOU AND THE FUND FROM FRAUD. IT GUARANTEES THAT A SIGNATURE IS GENUINE. A GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC IS not AN ACCEPTABLE GUARANTEE.

--------------------------------------------------------------------------------


You may need to provide additional documents to sell Fund shares if you are:

   o  a corporation;
   o  an executor or administrator;
   o  a trustee or custodian; or
   o  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

   o  Refuse an exchange request if:

      1. you have exchanged twice from the same fund in any three-month period;

      2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

      3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o  Refuse any request to buy Fund shares.
   o  Reject any request received by telephone.
   o  Suspend or terminate telephone services.
   o  Reject a signature guarantee that SDC believes may be fraudulent.
   o  Close your fund account if its value falls below $500.
   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record)
   o Exchange shares between funds o Change dividend and/or capital gain distribution options
   o  Change your address
   o  Establish systematic withdrawals to address of record

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.
   o  Corporations may not sell Fund shares by phone.
   o  IRAs may only exchange Fund shares or request address changes by phone.
   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

--------------------------------------------------------------------------------
DIVIDEND:
A PAYMENT BY A MUTUAL FUND, USUALLY DERIVED FROM THE FUND'S NET INVESTMENT INCOME (DIVIDENDS AND INTEREST EARNED ON PORTFOLIO SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:
A PAYMENT TO MUTUAL FUND SHAREHOLDERS WHICH REPRESENTS PROFITS REALIZED ON THE SALE OF SECURITIES IN A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:
THE DAY ON WHICH ANY DECLARED DISTRIBUTIONS (DIVIDENDS OR CAPITAL GAINS) ARE DEDUCTED FROM A FUND'S ASSETS BEFORE IT CALCULATES ITS NAV.

--------------------------------------------------------------------------------

You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
INFORMATION FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF THE COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES. SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GLOBAL SECURITIES (US AND NON-US) OF COMPANIES IN THE TECHNOLOGY AND

TECHNOLOGY-RELATED INDUSTRIES.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS.

SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND

SEEKS GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SMALL COMPANY GROWTH STOCKS.

SELIGMAN SMALL-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF SMALL COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT

MANAGER.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF SMALLER COMPANIES AROUND THE WORLD, INCLUDING THE US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH.

LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND

SEEKS LONG-TERM GROWTH OF CAPITAL VALUE AND AN INCREASE IN FUTURE INCOME.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

SELIGMAN LARGE-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF LARGE COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN COMMON STOCK FUND

SEEKS FAVORABLE, BUT NOT THE HIGHEST, CURRENT INCOME AND LONG-TERM GROWTH OF BOTH INCOME AND CAPITAL, WITHOUT EXPOSING CAPITAL TO UNDUE RISK.

SELIGMAN HENDERSON INTERNATIONAL FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF MEDIUM- TO LARGE-SIZED COMPANIES, PRIMARILY IN THE DEVELOPED MARKETS OUTSIDE THE US.

BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND

SEEKS HIGH CURRENT INCOME AND IMPROVEMENT IN CAPITAL VALUE OVER THE LONG TERM, CONSISTENT WITH PRUDENT RISK OF CAPITAL.

FIXED-INCOME

INCOME

--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND FUND

SEEKS TO MAXIMIZE CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH-YIELDING, HIGH-RISK CORPORATE BONDS, COMMONLY REFERRED TO AS "JUNK BONDS."

SELIGMAN U.S. GOVERNMENT SECURITIES FUND

SEEKS HIGH CURRENT INCOME PRIMARILY BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES GUARANTEED BY THE US GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES, WHICH HAVE MATURITIES GREATER THAN ONE YEAR.

MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND

SEEKS MAXIMUM INCOME, EXEMPT FROM REGULAR FEDERAL INCOME TAXES.

STATE-SPECIFIC FUNDS:*

SEEK TO MAXIMIZE INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES AND FROM REGULAR INCOME TAXES IN THE DESIGNATED STATE.

California        Louisiana          New Jersey
 oHigh-Yield      Maryland           New York
 oQuality         Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND

SEEKS TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME, BY INVESTING ONLY IN HIGH-QUALITY MONEY MARKET SECURITIES HAVING A MATURITY OF 90 DAYS OR LESS. THE FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Class C is a new class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.




CLASS A


                                                SIX MONTHS                  YEAR ENDED SEPTEMBER 30,
                                                   ENDED       ---------------------------------------------------
                                              MARCH 31, 1999   1998        1997       1996        1995        1994
                                              --------------   ----        ----       ----        ----        ----
PER SHARE DATA:*
Net asset value, beginning of period ........     $           $17.55      $15.38     $14.04      $11.62      $12.83
                                                  ------      ------      ------     ------      ------      ------
Income from investment operations:

  Net investment income .....................                  (0.16)      (0.16)     (0.13)      (0.06)      (0.08)
  Net gains or losses on securities (both
  realized and unrealized) ..................                  (3.32)       3.20       1.95        3.87        1.10
                                                  ------      ------      ------     ------      ------      ------
Total from investment operations ............                  (3.48)       3.04       1.82        3.81        1.02
                                                  ------      ------      ------     ------      ------      ------
Less distributions:

  Distributions (from capital gains) ........                  (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Total distributions .........................                  (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Net asset value, end of period ..............     $           $12.44      $17.55     $15.38      $14.04      $11.62
                                                  ======      ======      ======     ======      ======      ======
Total return ................................          %    (21.32)%      21.19%     13.40%      36.80%       9.79%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ....   $           $379,945    $568,261   $523,737    $272,122     $58,478
Ratio of expenses to average net assets .....          %       1.47%       1.52%      1.56%       1.43%       1.34%
Ratio of net income to average
  net assets ................................          %     (1.05)%     (1.10)%    (0.91)%     (0.50)%     (0.87)%
Portfolio turnover rate .....................          %      83.90%      97.37%     59.36%      71.52%     124.76%


------------
  * Per share amounts are calculated based on average shares outstanding.



CLASS B                                                           YEAR ENDED
                                                SIX MONTHS       SEPTEMBER 30,      4/22/96**
                                                   ENDED       -----------------       TO
                                              MARCH 31, 1999   1998        1997      9/30/96
                                              --------------   -----       -----     -------
PER SHARE DATA:*
Net asset value, beginning of period .........    $           $16.68      $14.78     $14.55
                                                  ------      ------      ------     ------
Income from investment operations:

  Net investment income ......................                 (0.27)      (0.27)     (0.11)
  Net gains or losses on securities
   (both realized and unrealized) ............                 (3.12)       3.04       0.34
                                                  ------      ------      ------     ------
Total from investment operations .............                 (3.39)       2.77       0.23
                                                  ------      ------      ------     ------
Less Distributions:

  Distributions (from capital gains) .........                 (1.63)      (0.87)        --
                                                  ------      ------      ------     ------
Total distributions ..........................                 (1.63)      (0.87)        --
                                                  ------      ------      ------     ------
Net asset value, end of period ...............    $           $11.66      $16.68     $14.78
                                                  ======      ======      ======     ======
Total return .................................         %    (21.95)%      20.17%      1.58%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....   $           $67,199     $69,869    $24,016
Ratio of expenses to average net assets ......         %       2.24%       2.30%      2.45%++
Ratio of net income to average net assets ....         %     (1.82)%     (1.88)%    (1.80)%++
Portfolio turnover rate ......................         %      83.90%      97.37%     59.36%+++


---------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.

  + Not annualized.
 ++ Annualized.
+++ For the year ended September 30, 1996.



CLASS D                                         SIX MONTHS                  YEAR ENDED SEPTEMBER 30,
                                                   ENDED       ----------------------------------------------------
                                              MARCH 31, 1999   1998        1997       1996        1995        1994
                                              --------------   ----        ----       ----        ----        ----
PER SHARE DATA:*
Net asset value, beginning of period .........    $           $16.69      $14.77     $13.61      $11.40      $12.80
                                                  ------      ------      ------     ------      ------      ------
Income from investment operations:

  Net investment income ......................                 (0.27)      (0.27)     (0.24)      (0.15)      (0.23)
  Net gains or losses on securities (both
  realized and unrealized) ...................                 (3.12)       3.06       1.88        3.75        1.06
                                                  ------      ------      ------     ------      ------      ------
Total from investment operations .............                 (3.39)       2.79       1.64        3.60        0.83
                                                  ------      ------      ------     ------      ------      ------
Less Distributions:

  Distributions (from capital gains) .........                 (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Total distributions ..........................                 (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Net asset value, end of period ...............    $           $11.67      $16.69     $14.77      $13.61      $11.40
                                                  ======      ======      ======     ======      ======      ======
Total return .................................         %    (21.94)%      20.32%     12.47%      35.53%       8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....  $           $263,900    $390,904   $337,327    $145,443      $9,318
Ratio of expenses to average net assets ......         %       2.24%       2.30%      2.35%       2.29%       2.72%
Ratio of net income to average net assets ....         %     (1.82)%     (1.88)%    (1.70)%     (1.35)%     (2.25)%
Portfolio turnover rate ......................         %      83.90%      97.37%     59.36%      71.52%     124.76%


--------
  * Per share amounts are calculated based on average shares outstanding.

HOW TO CONTACT US

THE FUND                      Write:       Corporate Communications/
                                           Investor Relations Department
                                           J. & W. Seligman & Co. Incorporated
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 221-7844 in the US or
                                           (212) 850-1864 outside the US

                              Website:     http://www.seligman.com

YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:       Shareholder Services Department
                                           Seligman Data Corp.
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 221-2450 in the US or
                                           (212) 682-7600 outside the US

                              Website:     http://www.seligman.com

YOUR RETIREMENT
ACCOUNT                       Write:       Retirement Plan Services
                                           Seligman Data Corp.
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 445-1777

--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.
--------------------------------------------------------------------------------



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017







Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-4078

                          SELIGMAN FRONTIER FUND, INC.


                       Statement of Additional Information

                                  June 1, 1999


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc., dated June 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.



                                Table of Contents

    Fund History..........................................................  2
    Description of the Fund and its Investments and Risks.................  2
    Management of the Fund................................................  5
    Control Persons and Principal Holders of Securities...................  10
    Investment Advisory and Other Services................................  10
    Brokerage Allocation and Other Practices..............................  17
    Capital Stock and Other Securities ...................................  18
    Purchase, Redemption, and Pricing of Shares...........................  18
    Taxation of the Fund..................................................  23
    Underwriters..........................................................  24
    Calculation of Performance Data ......................................  26
    Financial Statements..................................................  28
    General Information...................................................  28
    Appendix .............................................................  29




EQFR1A

                                  FUND HISTORY

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a diversified open-end management investment company, or mutual fund.

INVESTMENT STRATEGIES AND RISKS

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

FOREIGN SECURITIES. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest directly and through American Depositary Receipts (ADRs) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulation. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

BORROWING. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

PUT OPTIONS. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

The Fund's ability to engage in option transactions may be limited by tax considerations.

RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund in responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

FUND POLICIES

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the US Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o  Invest more than 25% of the value of its total assets in any one industry;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors;

o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

o Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940 (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

TEMPORARY DEFENSIVE POSITION

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 35% of its total assets in fixed-income securities issued or guaranteed by the US Government (such as treasury bills, notes, and bonds), its agencies, instrumentalities, or authorities; highly-rated corporate debt securities and certificates of deposit, or hold cash. The Fund would take this defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic or other conditions or in anticipating significant withdrawals from the Fund. Such a position is inconsistent with the Fund's principal strategies and could result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1998 and 1997 were 83.90% and 97.37%, respectively.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Board of Directors provides broad supervision over the affairs of the Fund.

MANAGEMENT INFORMATION

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


             NAME,                                                                     PRINCIPAL
           (AGE) AND                   POSITIONS(S) HELD                          OCCUPATION(S) DURING
            ADDRESS                        WITH FUND                                  PAST 5 YEARS
            -------                        --------                                   -------------
      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College; and a Member of the Board of
                                                                 Governors of the Investment Company Institute.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Director, ICI Mutual Insurance
                                                                 Company; Seligman Advisors, Inc., and Seligman
                                                                 Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies; Director, Seligman Henderson Co., and Trustee
                                                                 Emeritus of Colby College. Formerly, Director, Investment
                                                                 Research at Neuberger & Berman from May 1993 to
                                                                 September 1996.

        John R. Galvin                      Director             Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman, American Council
        Packard Avenue,                                          on Germany; a Governor of the Center for Creative
       Medford, MA 02155                                         Leadership; Director; Raytheon Co., electronics;
                                                                 National Defense University; and the Institute for
                                                                 Defense Analysis.  Formerly, Director, USLIFE
                                                                 Corporation; Ambassador, U.S. State Department for
                                                                 negotiations in Bosnia; Distinguished Policy Analyst
                                                                 at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United
                                                                 States Military Academy.  From June 1987 to June
                                                                 1992, he was the Supreme Allied Commander, Europe and
                                                                 the Commander-in-Chief, United States European
                                                                 Command.


                                       6






             NAME,                                                                     PRINCIPAL
           (AGE) AND                   POSITIONS(S) HELD                          OCCUPATION(S) DURING
            ADDRESS                        WITH FUND                                  PAST 5 YEARS
            -------                        ---------                                  ------------

       Alice S. Ilchman                     Director             Retired President, Sarah Lawrence College; Director
             (63)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Director, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic
                                                                 organization; and Director, NYNEX, telephone
                                                                 company; and International Research and
                                                                 Exchange Board, intellectual exchanges.


       Frank A. McPherson                   Director             Retired Chairman and Chief Executive Officer of
              (65)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway,                                       Seligman Group of investment companies; Director,
           Suite 805E                                            Kimberly-Clark Corporation, consumer products; Bank
    Oklahoma City, OK 73112                                      of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow                      Director             Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and New York Presbyterian
                                                                 Healthcare Network, Inc.; Vice-Chairman, the U.S.-New
                                                                 Zealand Council; and Member of the American Law Institute
                                                                 and Council on Foreign Relations.

        Betsy S. Michel                     Director             Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, the Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).


                                       7





             NAME,                                                                     PRINCIPAL
           (AGE) AND                   POSITIONS(S) HELD                          OCCUPATION(S) DURING
            ADDRESS                        WITH FUND                                  PAST 5 YEARS
           --------                        ---------                                  -------------
        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
     Park Avenue at Morris                                       investment companies. Formerly, Director, Public
    County, P.O. Box 1945,                                       Service Enterprise Group, public utility.
     Morristown, NJ 07962

       James Q. Riordan                     Director             Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

       James N. Whitson                     Director             Director and Consultant, Sammons Enterprises, Inc.;
             (63)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive                                       companies; C-SPAN; and CommScope, Inc. manufacturer
       Dallas, TX 75230                                          of coaxial cables.  Formerly, Executive Vice
                                                                 President, Chief Operating Officer,
                                                                 Sammons Enterprises, Inc.; and Director,
                                                                 Red Man Pipe and Supply Company, piping
                                                                 and other materials.

        Arsen Mrakovcic          Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
              (33)               Manager                         Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group.  Formerly, Vice President, Investment
                                                                 Officer, J. & W. Seligman & Co. Incorporated from
                                                                 January 1995 to January 1996 and Portfolio Assistant,
                                                                 J. & W. Seligman & Co. Incorporated from June 1992 to
                                                                 January 1995.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the
                                                                 Seligman Group of investment companies,
                                                                 and Seligman Services, Inc.; and
                                                                 Treasurer, Seligman Henderson Co.


                                       8




             NAME,                                                                     PRINCIPAL
           (AGE) AND                   POSITIONS(S) HELD                          OCCUPATION(S) DURING
            ADDRESS                        WITH FUND                                  PAST 5 YEARS
           --------                        ---------                                  ------------

        Frank J. Nasta                     Secretary             General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc., and
                                                                 Seligman Data Corp.

         Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

COMPENSATION

                                                                          PENSION OR             TOTAL COMPENSATION
                                                       AGGREGATE       RETIREMENT BENEFITS          FROM FUND AND
            NAME AND                                 COMPENSATION      ACCRUED AS PART OF         FUND COMPLEX PAID
       POSITION WITH FUND                            FROM FUND (1)       FUND EXPENSES           TO DIRECTORS (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $2,092.72              N/A                     $77,000
Alice S. Ilchman, Director                             2,020.85              N/A                      70,000
Frank A. McPherson, Director                           2,071.44              N/A                      75,000
John E. Merow, Director                                2,061.67              N/A                      74,000
Betsy S. Michel, Director                              2,092.72              N/A                      77,000
James C. Pitney, Director                              2,041.26              N/A                      72,000
James Q. Riordan, Director                             2,041.26              N/A                      72,000
Robert L. Shafer, Director                             2,041.26              N/A                      72,000
James N. Whitson, Director                             2,092.72(d)           N/A                      77,000(d)

--------------
(1) For the Fund's fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of eighteen investment companies. (d) Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of September 30, 1998 was $13,492.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $22,181 and $13,644, respectively, as of September 30, 1998.

The Fund may, but is not obligated to, purchase shares of Seligman Group investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.

SALES CHARGES

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of May 15, 1999, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

PRINCIPAL HOLDERS

As of May 15, 1999, % of the Fund's Class A capital stock then outstanding, and ______% of the Fund's Class D capital stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

MANAGEMENT OWNERSHIP

Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A capital stock as of May 15, 1999. As of the same date, no Directors or officers owned shares of the Fund's Class B or Class D capital stock.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal year ended September 30, 1998, the Fund paid Seligman $8,859,463, equal to 0.93% per annum of its average daily net assets. For the fiscal year ended September 30, 1997, the Fund paid Seligman $8,127,464, equal to .94% per annum of its average daily net assets, and for the fiscal year ended September 30, 1996, the Fund paid Seligman $6,014,692, equal to .92% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

PRINCIPAL UNDERWRITER

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "MANAGEMENT INFORMATION" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

SERVICES PROVIDED BY THE INVESTMENT MANAGER

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

SERVICE AGREEMENTS

There are no other management-related service contracts under which services are provided to the Fund.

OTHER INVESTMENT ADVICE

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

DEALER REALLOWANCES

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

CLASS A SHARES:

                                                                                   REGULAR DEALER
                                      SALES CHARGE         SALES CHARGE              REALLOWANCE
                                       AS A % OF           AS A % OF NET              AS A % OF
AMOUNT OF PURCHASE                 OFFERING PRICE(1)      AMOUNT INVESTED          OFFERING PRICE
------------------                 ---------------        ---------------          ---------------
Less than  $50,000                        4.75%                4.99%                    4.25%
$50,000  -  $99,999                       4.00                 4.17                     3.50
$100,000  -  $249,999                     3.50                 3.63                     3.00
$250,000  -  $499,999                     2.50                 2.56                     2.25
$500,000  -  $999,999                     2.00                 2.04                     1.75
$1,000,000 and over(2)                     0                     0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.


Class C Shares:

                                                                                   REGULAR DEALER
                                      SALES CHARGE         SALES CHARGE              REALLOWANCE
                                       AS A % OF           AS A % OF NET              AS A % OF
AMOUNT OF PURCHASE                 OFFERING PRICE(1)      AMOUNT INVESTED          OFFERING PRICE
------------------                 -----------------      ---------------          ---------------
Less than  $100,000                       1.00%                 1.01%                    1.00%
$100,000  -  $249,999                     0.50                  0.50                     0.50
$250,000  -  $1,000,000(1)                 0                     0                        0



(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received commissions in the amounts of $14,982, $25,093, and $156,157, respectively.

RULE 12B-1 PLAN

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the

Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund will be allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

CLASS A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 1998 was $1,175,841, equivalent to .23% of the Class A shares' average daily net assets.

CLASS B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the fiscal year ended September 30, 1998 was $796,405, equivalent to 1% per annum of the average daily net assets of Class B shares.

CLASS C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The Fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of up to .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The Fund did not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.

CLASS D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. The Fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of up to .25% of the net asset value of the Class D share sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund in respect of Class D shares for the fiscal year ended September 30, 1998 was $3,588,957, equivalent to 1% per annum of the average daily net assets of Class D shares.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 1998 Seligman Advisors has incurred $308,875 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .12% of the net assets of Class D at September 30, 1998.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for its fiscal year ended September 30, 1998, were spent on the following activities in the following amounts (no Class C shares were outstanding during such fiscal year):




                                         CLASS A       CLASS B      CLASS D
                                         -------       -------      -------
Compensation to underwriters                           $  4,689     $  618,914

Compensation to broker/dealers          $1,175,841     $199,044     $2,970,043

Other*                                                 $592,672

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on March 19, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received distribution and service fees from the Fund pursuant to its 12b-1 Plan of $87,176, $65,586, and $73,340, respectively.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,769,832, $1,446,040, and $956,356, respectively. The amount of brokerage commissions paid by the Fund has increased materially from 1996 due to an increase in portfolio turnover.

COMMISSIONS

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

BROKERAGE SELECTION

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

DIRECTED BROKERAGE

During its fiscal year ended September 30, 1998 neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.



REGULAR BROKER-DEALERS

During its fiscal year ended September 30, 1998, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

OTHER SECURITIES

The Fund has no authorized securities other than common stock.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES

CLASS A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC APPLICABLE TO CLASS A SHARES. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

FURTHER TYPES OF REDUCTIONS. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

Class B
-------
Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                         CDSC

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Class C
-------
Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Class D
-------
Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

SYSTEMATIC WITHDRAWALS. Class B, Class C, and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Fund's Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC WAIVERS. The CDSC on Class B, Class C, and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, Class C, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

FUND REORGANIZATIONS

Class A and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

OFFERING PRICE

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.


Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

SPECIMEN PRICE MAKE-UP


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class B and Class D shares are sold at NAV(1). Using each Class's NAV at March 31, 1999, the maximum offering price of the Fund's shares is as follows:

Class A
-------
    Net asset value per share.......................................     $

    Maximum sales charge (4.75% of offering price).....................
                                                                         ------

    Offering price to public........................................     $
                                                                         ======

Class B
-------
     Net asset value and offering price per share(1) .................  $
                                                                        ======

Class C
-------
     Net asset value per share.......................................   $

     Maximum sales charge (4.75% of offering price)..................

     Offering price to public........................................   $
                                                                        ======

Class D
-------
     Net asset value and offering price per share(1) ................   $
                                                                        ======


--------------
(1) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

REDEMPTION IN KIND

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              TAXATION OF THE FUND

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  UNDERWRITERS

DISTRIBUTION OF SECURITIES

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "DEALER REALLOWANCES." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1998, 1997 and 1996, amounted to $1,040,233, $1,825,779, and $6,222,709, respectively, of which $117,076, $203,896, and
$689,900, respectively, was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during such fiscal years.

COMPENSATION

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during its fiscal year ended September 30, 1998:




   NET UNDERWRITING       COMPENSATION ON
     DISCOUNTS AND        REDEMPTIONS AND
      COMMISSIONS           REPURCHASES
    (CLASS A SALES      (CDSC ON CLASS A AND     BROKERAGE           OTHER
   CHARGE RETAINED)      CLASS D RETAINED)      COMMISSIONS     COMPENSATION (1)
   ----------------      ----------------       -----------     ---------------

      $117,076               $119,411               $0             $59,977


  (1) Seligman Advisors has sold its rights to collect any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12B-1 PLAN." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for fiscal year 1998 are reflected in the table.

OTHER PAYMENTS

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         CALCULATION OF PERFORMANCE DATA

The average annual total returns for the Fund's Class A shares for the one-year, five-year, and ten-year periods through September 30, 1998, were -25.08%, 9.12%, and 14.31%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividends and gain distributions are reinvested in additional taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the initial 4.75% sales charge, made on September 30, 1988, had a value of $3,811 on September 30, 1998, resulting in an aggregate total return of 281.09%.

The average annual total returns for the Fund's Class B shares for the one-year period ended September 30, 1998 and for the period from April 22, 1996 (inception) through September 30, 1998, were -25.45% and -2.99%, respectively. These returns were computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $929 on September 30, 1998, resulting in an aggregate total return of -7.14%.

The average annual total returns for the Fund's Class D shares for the one-year and five-year periods ended September 30, 1998 and for the period from May 3, 1993 (inception) through September 30, 1998, were -22.64%, 9.12%, and 13.20%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one year period the 1% CDSC, if applicable. Table C illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $1,957 on September 30, 1998, resulting in an aggregate total return of 95.68%.

Class C shares are a new class, effective June 1, 1999, so no performance data is presented.

The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                TABLE A - CLASS A

                    VALUE OF          VALUE OF                         TOTAL VALUE
     YEAR            INITIAL        CAPITAL GAIN       VALUE OF             OF                TOTAL
   ENDED(1)       INVESTMENT(2)    DISTRIBUTIONS      DIVIDENDS       INVESTMENT(2)       RETURN(1)(3)
   --------       ----------       -------------      ---------       ----------          ------------
    9/30/89          $1,242             $ ---            $---              $1,242
    9/30/90             968               ---             ---                 968
    9/30/91           1,479                 5               1               1,485
    9/30/92           1,412               145               1               1,558
    9/30/93           1,772               574               1               2,347
    9/30/94           1,605               971               1               2,577
    9/30/95           1,939             1,584               2               3,525
    9/30/96           2,124             1,871               2               3,997




                                       26

    9/30/97           2,424             2,418               2               4,844
    9/30/98           1,718             2,091               2               3,811               281.09%


                                TABLE B - CLASS B

                    VALUE OF          VALUE OF                         TOTAL VALUE
    PERIOD           INITIAL        CAPITAL GAIN       VALUE OF             OF                TOTAL
   ENDED(1)       INVESTMENT(2)    DISTRIBUTIONS      DIVIDENDS       INVESTMENT(2)       RETURN(1)(3)
      9/30/96        $1,016             $ ---            $---              $1,016
      9/30/97         1,146                75             ---               1,221
      9/30/98           777               152             ---                 929                -7.14%


                                TABLE C - CLASS D

                    Value of          Value of                         Total Value
    Period           Initial        Capital Gain       Value of             Of                Total
   ENDED(1)       INVESTMENT(2)    DISTRIBUTIONS      DIVIDENDS       INVESTMENT(2)       RETURN(1)(3)
   --------       ----------       -------------      ---------       ----------          ------------
      9/30/93        $1,265              $---            $---              $1,265
      9/30/94         1,126               241             ---               1,367
      9/30/95         1,345               507             ---               1,852
      9/30/96         1,459               624             ---               2,083
      9/30/97         1,649               858             ---               2,507
      9/30/98         1,153               804             ---               1,957              95.68%

----------------------
1 For the ten-year period ended September 30, 1998 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.

2 The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

3 Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted from time to time for periods through June 1, 1992, do not reflect the deduction of 12b-1 fees, because the 12b-1 Plan was implemented on that date. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES

TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

The Fund's advertising or promotional material may make reference to the Fund's "Beta." "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              FINANCIAL STATEMENTS

The Annual Report to shareholders for the fiscal year ended September 30, 1998 contains a schedule of the investments of the Fund as of September 30, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               GENERAL INFORMATION

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

PART C.  OTHER INFORMATION

ITEM 23. EXHIBITS


         All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a) Form of Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(a)(1)   *Articles Supplementary

(b) Amended and Restated Bylaws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(c) Copy of Specimen Stock Certificate. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(e) Distributing Agreement between Registrant and Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(e)(1) *Amended Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Dealer.


(e)(2) Form of Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Dean Witter Reynolds, Inc. (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(4) Form of Dealer Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(f)(1)   Deferred  Compensation  Plan for the  Board of  Directors  of  Seligman
         Frontier  Fund.   (Incorporated  by  reference  to  Exhibit  (f)(1)  of
         Registrant's Post-Effective Amendment No. 26 filed January 27, 1999.


(g) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(h)      Not applicable.

(i)      Opinion  and  Consent  of  Counsel.   (Incorporated   by  reference  to
         Registrant's  Post-Effective  Amendment  No.  21 filed on  January  28,
         1997.)

(j)      *Consent of Independent Auditors.

(k)      Not applicable.

(l) Copy of Purchase Agreement for Initial Capital for Class B shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.

(l)(1) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(1)(2)   *Form of Purchase Agreement for Initial Capital for Class C shares.


(m) *Copy of Amended Administration, Shareholder Services and Distribution Plan and Form of Agreement of Registrant.

(n) *Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.


(o) *Copy of Amended Multiclass Plan for Seligman Group of Funds pursuant to Rule 18f-3 under the Investment Company Act of 1940.


Other Exhibits:   Powers of Attorney. (Incorporated by reference to Registrant's
                  Post-Effective Amendment No. 23 filed on January 28, 1998.)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None.

ITEM 25. INDEMNIFICATION

         Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as
         Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 21 to the Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W.
         Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


         The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March31, 1999.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

         Seligman Capital Fund, Inc.
         Seligman Cash Management Fund, Inc.
         Seligman Common Stock Fund, Inc.
         Seligman Communications and Information Fund, Inc.
         Seligman Growth Fund, Inc.
         Seligman Henderson Global Fund Series, Inc.
         Seligman High Income Fund Series
         Seligman Income Fund, Inc.
         Seligman Municipal Fund Series, Inc.
         Seligman Municipal Series Trust
         Seligman New Jersey Municipal Fund, Inc.
         Seligman Pennsylvania Municipal Fund Series
         Seligman Portfolios, Inc.
         Seligman Value Fund Series, Inc.

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 21:

                             SELIGMAN ADVISORS, INC.
                             AS OF DECEMBER 31, 1998

      (1)                                       (2)                               (3)
Name and Principal                       Positions and Offices             Positions and Offices
 Business Address                        With Underwriter                  with Registrant
------------------------                 ---------------------             ------------------------
 WILLIAM C. MORRIS*                      Director                          Chairman of the Board
                                                                           and Chief Executive
                                                                           Officer
 BRIAN T. ZINO*                          Director                          President and Director
 RONALD T. SCHROEDER*                    Director                          None
 FRED E. BROWN*                          Director                          Director Emeritus
 WILLIAM H. HAZEN*                       Director                          None
 THOMAS G. MOLES*                        Director                          None
 DAVID F. STEIN*                         Director                          None
 STEPHEN J. HODGDON*                     President and Director            None
 CHARLES W. KADLEC*                      Chief Investment Strategist       None
 LAWRENCE P. VOGEL*                      Senior Vice President, Finance    Vice President
 EDWARD F. LYNCH*                        Senior Vice President, National   None
                                         Sales Director
 JAMES R. BESHER                         Senior Vice President, Divisional None
 14000 Margaux Lane                      Sales Director
 Town & Country, MO  63017
 GERALD I. CETRULO, III                  Senior Vice President, Sales      None
 140 West Parkway
 Pompton Plains, NJ  07444
 JONATHAN G. EVANS                       Senior Vice President, Sales      None
 222 Fairmont Way
 Ft. Lauderdale, FL  33326
 T. WAYNE KNOWLES                        Senior Vice President,            None
 104 Morninghills Court                  Divisional Sales Director
 Cary, NC  27511

                             SELIGMAN ADVISORS, INC.
                             AS OF DECEMBER 31, 1998

      (1)                                       (2)                                       (3)
Name and Principal                       Positions and Offices                   Positions and Offices
 Business Address                        With Underwriter                        with Registrant
------------------------                 ---------------------                   ------------------------
JOSEPH LAM                               Senior Vice President, Regional         None
Seligman International Inc.              Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong
BRADLEY W. LARSON                        Senior Vice President, Sales            None
367 Bryan Drive
Alamo, CA  94526
RICHARD M. POTOCKI                       Senior Vice President, Regional         None
Seligman International UK Limited        Director, Europe and the Middle East
Berkeley Square House 2nd Floor
Berkeley Square
London, United Kingdom W1X 6EA
BRUCE M. TUCKEY                          Senior Vice President, Sales            None
41644 Chathman Drive
Novi, MI  48375
ANDREW S. VEASEY                         Senior Vice President, Sales            None
14 Woodside
Rumson, NJ  07760
J. BRERETON YOUNG*                       Senior Vice President, National         None
                                         Accounts Manager
PETER J. CAMPAGNA                        Vice President, Regional Retirement     None
1130 Green Meadow Court                  Plans Manager
Acworth, GA  30102
MATTHEW A. DIGAN*                        Senior Vice President, Director of      None
                                         Mutual Fund Marketing
MASON S. FLINN                           Vice President, Regional Retirement     None
159 Varennes                             Plans Manager
San Francisco, CA  94133
ROBERT T. HAUSLER*                       Senior Vice President, Senior           None
                                         Portfolio Specialist
MARSHA E. JACOBY*                        Vice President, Offshore Business       None
                                         Manager
WILLIAM W. JOHNSON*                      Vice President, Order Desk              None
MICHELLE L. MCCANN (RAPPA)*              Senior Vice President, Director of      None
                                         Retirement Plans
SCOTT H. NOVAK*                          Senior Vice President, Insurance        None
RONALD W. POND*                          Vice President, Portfolio Advisor       None
TRACY A. SALOMON*                        Vice President, Retirement Marketing    None
MICHAEL R. SANDERS*                      Vice President, Product Manager         None
                                         Managed Money Services
HELEN SIMON*                             Vice President, Sales                   None
                                         Administration Manager
GARY A. TERPENING*                       Vice President, Director of Business    None
                                         Development

                             SELIGMAN ADVISORS, INC.
                             AS OF DECEMBER 31, 1998

      (1)                                       (2)                                       (3)
Name and Principal                       Positions and Offices                   Positions and Offices
 Business Address                        With Underwriter                        with Registrant
------------------------                 ---------------------                   ------------------------
CHARLES L. VON BREITENBACH, II*          Senior Vice President, Director of      None
                                         Managed Money Services
JOAN M. O'CONNELL                        Vice President, Regional Retirement     None
3707 5th Avenue #136                     Plans Manager
San Diego, CA  92103
CHARLES E. WENZEL                        Vice President, Regional Retirement     None
703 Greenwood Road                       Plans Manager
Wilmington, DE  19807
JEFFERY C. PLEET*                        Vice President, Regional Retirement     None
                                         Plans Manager
RICHARD B. CALLAGHAN                     Regional Vice President                 None
7821 Dakota Lane
Orland Park, IL  60462
BRADFORD C. DAVIS                        Regional Vice President                 None
255 4th Avenue, #2
Kirkland, WA  98033
CHRISTOPHER J. DERRY                     Regional Vice President                 None
2380 Mt. Lebanon Church Road
Alvaton, KY  42122
KENNETH DOUGHERTY                        Regional Vice President                 None
8640 Finlarig Drive
Dublin, OH  43017
EDWARD S. FINOCCHIARO                    Regional Vice President                 None
120 Screenhouse Lane
Duxbury, MA  02332
MICHAEL C. FORGEA                        Regional Vice President                 None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101
DAVID L. GARDNER                         Regional Vice President                 None
2504 Clublake Trail
McKinney, TX  75070
CARLA A. GOEHRING                        Regional Vice President                 None
11426 Long Pine
Houston, TX  77077
MICHAEL K. LEWALLEN                      Regional Vice President                 None
908 Tulip Poplar Lane
Birmingham, AL  35244
JUDITH L. LYON                           Regional Vice President                 None
163 Haynes Bridge Road, Ste 205
Alpharetta, CA  30201
STEPHEN A. MIKEZ                         Regional Vice President                 None
11786 E. Charter Oak
Scottsdale, AZ  85259
TIM O'CONNELL                            Regional Vice President                 None
14872 Summerbreeze Way
San Diego, CA  92128

                             SELIGMAN ADVISORS, INC.
                             AS OF DECEMBER 31, 1998

      (1)                                       (2)                                       (3)
Name and Principal                       Positions and Offices                   Positions and Offices
 Business Address                        With Underwriter                        with Registrant
------------------------                 ---------------------                   ------------------------
THOMAS PARNELL                           Regional Vice President                 None
5250 Greystone Drive  #107
Inver Grove Heights, MN  55077
DAVID K. PETZKE                          Regional Vice President                 None
2714 Winding Trail Place
Boulder, CO  80304
NICHOLAS ROBERTS                         Regional Vice President                 None
200 Broad Street, Apt. 2225
Stamford, CT  06901
DIANE H. SNOWDEN                         Regional Vice President                 None
11 Thackery Lane
Cherry Hill, NJ  08003
CRAIG PRICHARD                           Regional Vice President                 None
300 Spyglass Drive
Fairlawn, OH  44333
STEVE WILSON                             Regional Vice President                 None
83 Kaydeross Park Road
Saratoga Springs, NY  12866
EUGENE P. SULLIVAN                       Regional Vice President                 None
8 Charles Street, Apt. 603
Baltimore, MD  21201
KELLI A. WIRTH DUMSER                    Regional Vice President                 None
8618 Hornwood Court
Charlotte, NC  28215
FRANK J. NASTA*                          Secretary                               Secretary
AURELIA LACSAMANA*                       Treasurer                               None
JEFFREY S. DEAN*                         Vice President, Business
                                         Analyst                                 None
SANDRA G. FLORIS*                        Assistant Vice President, Order Desk    None
KEITH LANDRY*                            Assistant Vice President, Order Desk    None
GAIL S. CUSHING*                         Assistant Vice President, National      None
                                         Accounts Manager
ALBERT A. PISANO*                        Assistant Vice President and            None
                                         Compliance Officer
JACK TALVY*                              Assistant Vice President, Internal      None
                                         Marketing Services Manager
JOYCE PERESS*                            Assistant Secretary                     Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, N Y 10017.

(c)      Not Applicable

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

           Custodian:      Investors Fiduciary Trust Company
                           801 Pennsylvania
                           Kansas City, MO  64105 and
                           Seligman Data Corp.
                           100 Park Avenue
                           New York, NY  10017

ITEM 29.   MANAGEMENT SERVICES - Not Applicable.

ITEM 30. UNDERTAKINGS - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 31st day of March, 1999.

                                          SELIGMAN FRONTIER FUND, INC.

                                          By: /S/ WILLIAM C. MORRIS
                                          -------------------------------
                                                  William C. Morris, Chairman

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities indicated on March 31, 1999.

SIGNATURE                                     TITLE
---------                                     -----

/S/ BRIAN T. ZINO                             Chairman of the Board (Principal
-------------------------------------         executive officer) and Director
       William C. Morris*


/S/ BRIAN T. ZINO                             President and Director
-------------------------------------
     Brian T. Zino


/S/ THOMAS G. ROSE                            Treasurer (Principal financial
-------------------------------------         and accounting officer)
     Thomas G. Rose


John R. Galvin, Director          )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )           /S/ BRIAN T. ZINO
Betsy S. Michel, Director         )           ----------------------------------
James C. Pitney, Director         )           *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director        )
Richard R. Schmaltz, Director     )
Robert L. Shafer, Director        )
James N. Whitson, Director        )